SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 16, 2004

                              AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                   0-14450                   22-1916107
  (Jurisdiction of       (Commission File Number)        (I.R.S. Employer
   Incorporation)                                      Identification Number)


            125 Phillips Avenue, South Hackensack, New Jersey 07606
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600


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Item 5. Other Events and Regulation FD Disclosure

      On August 16, 2004, AEP Industries Inc. (the "Company") issued a press release reporting that it has elected four new board members to fill vacancies created by the resignations of four board members. The release is attached and being furnished as Exhibit 99.1.

                                  Exhibit Index

Exhibit
Number                              Description
-------                             -----------

99.1 Press release announcing election of four new members to board of directors.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AEP INDUSTRIES INC. (Registrant)

August 16, 2004                 By:  /s/   LAWRENCE R. NOLL
                                    ------------------------------
                                           Lawrence R. Noll
                                     Vice President and Controller